EXHIBIT 10.2

ADDENDUM TO EMPLOYMENT CONTRACT

R E C I T A L S

WHEREAS, KEY TRONIC CORPORATION (the “Employer”) and Ronald F. Klawitter (the “Employee”) desire to modify Employee’s December 9, 1992 Employment Contract (the “Agreement”);

WHEREAS, said modification is based upon the mutual desires of the Employer and the Employee;

NOW, THEREFORE, in consideration of the mutual covenants contained therein, the following modification to the December 9, 1992 Employment Contract is executed. Except as provided in this modification, the other terms and conditions set out in the December 9, 1992 Employment Contract remain in full force and effect.

1.  Section 10a of the Agreement is hereby amended to read in full as follows:

        “10.  TERMINATION

a.  Employer’s Board of Directors and/or its President and its CEO may, in their discretion, terminate Employee’s employment at any time for any reason or for no reason. After such termination, all rights, duties and obligations of both parties shall cease except that Employer shall pay Employee for Employee’s accumulated unused vacation and subject to the provisions below, Employer shall continue to pay Employee’s base salary only in effect prior to termination for a period of two years after termination if termination occurs prior to July 30, 2003 and for a period of one year after termination if termination occurs on or after July 30, 2003. Also, for the period during which any such payments are being made, Employer will continue Employee’s group medical and dental plan coverage for Employee and Employee’s dependents as such plans are then generally offered to employees of Employer. Employee may elect to continue group medical coverage at the termination of severance benefits, for the balance of any COBRA period, at Employee’s sole expense.”

EMPLOYER: Key Tronic Corporation		EMPLOYEE: Ronald F. Klawitter

By:	/s/ JACK W. OEHLKE	By:	/s/ RONALD F. KLAWITTER
	Jack W. Oehlke President & CEO		Ronald F. Klawitter
Date: April 25, 2002		Date: April 26, 2002

ADDENDUM TO EMPLOYMENT CONTRACT

R E C I T A L S

WHEREAS, KEY TRONIC CORPORATION (the “Employer”) and Craig D. Gates (the “Employee”) desire to modify Employee’s October 27, 1994 Employment Contract (the “Agreement”);

WHEREAS, said modification is based upon the mutual desires of the Employer and the Employee;

NOW, THEREFORE, in consideration of the mutual covenants contained therein, the following modification to the October 27, 1994 Employment Contract is executed. Except as provided in this modification, the other terms and conditions set out in the October 27, 1994 Employment Contract remain in full force and effect.

1.  Section 9 a) of the Agreement is hereby amended to read in full as follows:

“9.  TERMINATION

a)  Employer’s Board of Directors, its President or CEO may, in their discretion, terminate Employee’s employment at any time for any reason or for no reason. After such termination, Employer shall pay Employee for Employee’s accumulated unused vacation and, subject to the provisions below, Employer shall continue to pay Employee’s base salary only in effect prior to termination for a period of two years after termination if termination occurs prior to July 30, 2003 and for a period of one year after termination if termination occurs on or after July 30, 2003. Also, for the period during which any salary payments are being made, Employer will continue Employee’s group medical and dental plan coverage for Employee and Employee’s dependents as such plans are then generally offered to employees of Employer. Employee may elect to continue group medical coverage at the termination of severance benefits, for the balance of any COBRA periods, at Employee’s sole expense. Employee shall not be entitled to receive any payments under any bonus, profit sharing or other incentive compensation plan of Employer unless Employee is employed by Employer on the date such payments are due to be paid.”

EMPLOYER: Key Tronic Corporation		EMPLOYEE: Craig D. Gates

By:	/s/ JACK W. OEHLKE	By:	/s/ CRAIG D. GATES
	Jack W. Oehlke President & CEO		Craig D. Gates

Date:	April 25, 2002	Date:	April 26, 2002

ADDENDUM TO EMPLOYMENT CONTRACT

R E C I T A L S

WHEREAS, KEY TRONIC CORPORATION (the “Employer”) and Michael D. Chard (the “Employee”) desire to modify Employee’s July 28, 2000 Employment Contract (the “Agreement”);

WHEREAS, said modification is based upon the mutual desires of the Employer and the Employee;

NOW, THEREFORE, in consideration of the mutual covenants contained therein, the following modification to the July 28, 2000 Employment Contract is executed. Except as provided in this modification, the other terms and conditions set out in the July 28, 2000 Employment Contract remain in full force and effect.

1.  Section 9 a) of the Agreement is hereby amended to read in full as follows:

“9.  TERMINATION

a)  Employer’s Board of Directors, its President or CEO may, in their discretion, terminate Employee’s employment at any time for any reason or for no reason. After such termination, Employer shall pay Employee for Employee’s accumulated unused vacation and, subject to the provisions below, Employer shall continue to pay Employee’s base salary only in effect prior to termination for a period of two years after termination if termination occurs prior to July 30, 2003 and for a period of one year after termination if termination occurs on or after July 30, 2003. Also, for the period during which any salary payments are being made, Employer will continue Employee’s group medical and dental plan coverage for Employee and Employee’s dependents as such plans are then generally offered to employees of Employer. Employee may elect to continue group medical coverage at the termination of severance benefits, for the balance of any COBRA periods, at Employee’s sole expense. Employee shall not be entitled to receive any payments under any bonus, profit sharing or other incentive compensation plan of Employer unless Employee is employed by Employer on the date such payments are due to be paid.”

EMPLOYER: Key Tronic Corporation		EMPLOYEE: Michael D. Chard

By:	/s/ JACK W. OEHLKE	By:	/s/ MICHAEL D. CHARD
	Jack W. Oehlke President & CEO		Michael D. Chard

Date:	April 25, 2002	Date:	April 26, 2002

ADDENDUM TO EMPLOYMENT CONTRACT

R E C I T A L S

WHEREAS, KEY TRONIC CORPORATION (the “Employer”) and Jack W. Oehlke (the “Employee”) desire to modify Employee’s December 27, 1993 Employment Contract (the “Agreement”);

WHEREAS, said modification is based upon the mutual desires of the Employer and the Employee;

NOW, THEREFORE, in consideration of the mutual covenants contained therein, the following modification to the December 27, 1993 Employment Contract is executed. Except as provided in this modification, the other terms and conditions set out in the December 27, 1993 Employment Contract remain in full force and effect.

1.  Section 10a of the Agreement is hereby amended to read in full as follows:

“10.  TERMINATION

a.  Employer’s Board of Directors and/or its President and its CEO may, in their discretion, terminate Employee’s employment at any time for any reason or for no reason. After such termination, all rights, duties and obligations of both parties shall cease except that Employer shall pay Employee for Employee’s accumulated unused vacation and subject to the provisions below, Employer shall continue to pay Employee’s base salary only in effect prior to termination for a period of two years after termination if termination occurs prior to July 30, 2003 and for a period of one year after termination if termination occurs on or after July 30, 2003. Also, for the period during which any such payments are being made, Employer will continue Employee’s group medical and dental plan coverage for Employee and Employee’s dependents as such plans are then generally offered to employees of Employer. Employee may elect to continue group medical coverage at the termination of severance benefits, for the balance of any COBRA period, at Employee’s sole expense.”

EMPLOYER: Key Tronic Corporation		EMPLOYEE: Jack W. Oehlke

By:	/s/ RONALD F. KLAWITTER	By:	/s/ JACK W. OEHLKE
	Ronald F. Klawitter		Jack W. Oehlke
Exec. Vice President & CFO

Date:	April 26, 2002	Date:	April 25, 2002

ADDENDUM TO EMPLOYMENT CONTRACT

R E C I T A L S

WHEREAS, KEY TRONIC CORPORATION (the “Employer”) and Efren Perez Ricardez (the “Employee”) desire to modify Employee’s July 10, 1997 Employment Contract (the “Agreement”);

WHEREAS, said modification is based upon the mutual desires of the Employer and the Employee;

NOW, THEREFORE, in consideration of the mutual covenants contained therein, the following modification to the July 10, 1997 Employment Contract is executed. Except as provided in this modification, the other terms and conditions set out in the July 10, 1997 Employment Contract remain in full force and effect.

1.  Section 9 a) of the Agreement is hereby amended to read in full as follows:

“9.  TERMINATION

a)  Employer’s Board of Directors, its President or CEO may, in their discretion, terminate Employee’s employment at any time for any reason or for no reason. After such termination, Employer shall pay Employee for Employee’s accumulated unused vacation and, subject to the provisions below, Employer shall continue to pay Employee’s base salary only in effect prior to termination for a period of two years after termination if termination occurs prior to July 30, 2003 and for a period of one year after termination if termination occurs on or after July 30, 2003. Also, for the period during which any salary payments are being made, Employer will continue Employee’s group medical and dental plan coverage for Employee and Employee’s dependents as such plans are then generally offered to employees of Employer. Employee may elect to continue group medical coverage at the termination of severance benefits, for the balance of any COBRA periods, at Employee’s sole expense. Employee shall not be entitled to receive any payments under any bonus, profit sharing or other incentive compensation plan of Employer unless Employee is employed by Employer on the date such payments are due to be paid.”

EMPLOYER: Key Tronic Corporation		EMPLOYEE: Efren Perez Ricardez

By:	/s/ JACK W. OEHLKE	By:	/s/ EFREN PEREZ RICARDEZ
	Jack W. Oehlke President & CEO		Efren Perez Ricardez

Date:	April 25, 2002	Date:	April 26, 2002

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